Exhibit 99.2

Using a Novel Synthetic Biology Platform to Generate a Homogeneous Dipegylated IL-10 With Native Potency

Carolina E. Caffaro; Jerod L. Ptacin; Nicole Acuff; Yelena Pavlova; Jasmine Nguyen; Kristine M. San Jose; Gavin Hong; Lina Ma; Taylor Ismaili; Kelsea Loescher; Ingrid B. Joseph; Jill Mooney; Joseph A. Leveque; Marcos E. Milla

Synthorx, Inc., La Jolla, CA

INTRODUCTION

Synthorx Expanded Genetic Code Platform For Optimized Biologics

Production System for Synthorins in *E. Coli*

- dX-Y containing plasmid encodes gene product with X-Y codon and matching X-Y tRNA gene
- (d)X-YTPs imported via transporter
- Novel amino acid (UAA) diffuses into cells; orthogonal aminoacyl tRNA synthetase charges it onto X-Y tRNA
- Translation machinery decodes X-Y codon to introduce UAA into Synthorin proteins


A T
X Y
G C



Site-Specific Bioconjugation

- Novel amino acid installation creates a dedicated, specific and stable chemical attachment site
- Designed to bioconjugate moieties for improved properties: e.g. PEG

Specificity

- Improved target selectivity when altered receptor binding is required for intended pharmacodynamic response and/or safety

Polymer-Conjugates

- Increased half-life
- Epitope shielding through covalent and stable PEG attachment via bio-orthogonal chemistry

IL-10 Pegylation is Required to Optimize its Pharmacological Effects

IL-10 Background

- IL-10 induces antigen-specific immunity: CD8+ T cell expansion and increased cytotoxicity
- Antigen-specific recognition by TCR induces upregulation of IL-10R1 and PD-1
- Reduces inflammatory cytokine responses that contribute to a suppressive tumor microenvironment
- IL-10 knock-out mice show increased tumor incidence and reduced immune surveillance
- Clinical evidence suggests a benefit across multiple tumor types (NSCLC, PDAC and RCC)

IL-10 Attributes

- Highly potent cytokine with a very short half life
- 160 amino acid polypeptide (~18 kDa), composed of a non-covalent homodimer
- Contains 13 lysine residues susceptible to pegylation if conditions are not well-controlled


IL-10
IL-10
R1
R2
R1
R2
IL-10R
CD8+ T cell
CD3
α
β
CD3
TCR
ZAP70
PD-1
IFNγ
Cytotoxicity
Survival

Adapted from Martin Oft. *Cancer Immunol Res.* 2014

Synthorx's Platform Allows for Pegylation of IL-10 Away from the Receptor Interface

IL-10 Synthorin

- Pegylated at a specific site away from the receptor interface to maintain comparable potency to native IL-10
- Covalent, irreversible click chemistry for high yield bioconjugation; resulting in homogeneous dipegylated product
- Potential for longer half-life and exposure for sustained T cell expansion and cytotoxicity, and less frequent dosing compared pegilodecakin
- Pegilodecakin is a pegylated IL-10 variant initially administered to patients as a daily IV dose. Further clinical development involves SC administration


PEG
PEG
IL-10
N
N
C
C
IL-10R1
IL-10R1

RESULTS IL-10 Synthorins are Produced as Stable Homogeneous Dipegylated Dimers WB CS Before After Before After " Homogeneous pegylation: Western Blot (WB) and Coomassie stain (CS) SDS- 75 kDa PAGE analysis under reducing 50 kDa Pegylated IL-10 conditions shows homogeneous 37 kDa pegylation of IL-10 Synthorin monomers 25 kDa 20 kDa Unpegylated IL-10 15 kDa " Homogeneous dimeric state: m/U molar mass determination by 2000 Native IL-10 size exclusion chromatography multiangle light scattering 1500 IL-10 Dipegylated (SEC-MALS) analysis is 1000 Synthorin consistent with IL-10 Synthorin 500 being a dipegylated dimer (1:1 protein:PEG ratio) 0 2 4 6 8 10 12 14 min m/U m/U 500 " Stable dimeric state: SEC 400 analysis of IL-10 Synthorin 400 300 200 dilutions shows no subunit 300 100 dissociation over the range of 0 -100 concentrations tested. No shift 200 in peak retention time or 2 3 4 5 6 7 8 9 min 100 monomer/dimer peak relative abundance (insert) 0 2.5 5 7.5 10 12.5 15 17.5 min IL-10 Synthorin Screening Algorithm for Identification of Pegylation Sites with Minimal Interference in Potency Screening Algorithm Assay Purpose MC/9 Proliferation Assay Concentration-Response Curves MC/9 proliferation Initial activity screen THOR-1003 (EC50=38,301 pg/mL) Native IL-10 (EC50=528 pg/mL) Ex vivo pSTAT3 in Receptor engagement in 0.8 mouse splenocytes human & mouse primary and human LRS ) cells 450 0.6 (OD DiscoverX 0.4 PathHunter(R) Cytokine Confirmation of In vitro Receptor assay receptor engagement Proliferation 0.2 TCR-dependent IFN3 0 Functional assay secretion 100 102 104 106 108 Concentration pg/mL In vivo PK/PD and THOR-1009 (EC =9,693 pg/mL) 50 efficacy studies Native IL-10 (EC =305 pg/mL) 0.3 50 THOR-1003 and THOR-1009 were Identified as ) 450 IL-10 Hits in the MC/9 Screening Assay (OD 0.2 Compound Relative potency (EC Synthorin/IL-10) 50 -1002 ~800 0.1 -1003 ~70 Proliferation -1004 ~100 -1015 ~400 0 -1009 ~30 100 102 104 106 Concentration pg/mL

RESULTS IL-10 Synthorins Induce STAT3 Phosphorylation in Mouse Splenocytes Native IL-15 THOR-1003 THOR-1009 Balb/c Splenocytes C57BL/6 Splenocytes CD8+ T Cells CD8+ T Cells 1000 1000 800 800 pSTAT3 600pSTAT3 600 ofof MFI 400 MFI 400 0 0 100 101 102 103 104 105 106 107 108 100 101 102 103 104 105 106 107 108 pg/mL pg/mL NK Cells NK Cells 4000 4000 3000 3000 pSTAT3 2000pSTAT3 2000 ofof MFI 1000 MFI 1000 0 0 100 101 102 103 104 105 106 107 108 100 101 102 103 104 105 106 107 108 pg/mL pg/mL B Cells B Cells 4000 4000 3000 3000 pSTAT3 2000pSTAT3 2000 ofof MFI 1000 MFI 1000 0 0 100 101 102 103 104 105 106 107 108 100 101 102 103 104 105 106 107 108 pg/mL pg/mL IL-10 Synthorins Potently Induce STAT3 Phosphorylation in Mouse Splenocytes " No differences observed in IL-10R activation between mouse strains C57Bl/6 and Balb/c " THOR-1009 induced STAT3 phosphorylation in CD8+ T, NK and B cells with only ~10-fold reduction in potency relative to native IL-10 in both mouse strains " THOR-1003 activates the IL-10R with ~4-fold less potency than THOR-1009 EC50 (ng/mL) IL-10 THOR-1003 THOR-1009 Balb/c Splenocytes CD8+ T 4.07 165 37.5 NK 1.08 47.8 12.3 B cells 1.30 46.1 12.5 C57BL/6 Splenocytes CD8+ T 3.65 244 38.2 NK 1.06 60.9 17.3 B cells 0.83 36.9 9.18

RESULTS IL-10 Synthorins Show Comparable Potency to Native IL-10 for Induction of pSTAT3 in Human Primary Immune Cells " THOR-1009 potency for induction of STAT3 phosphorylation is within 3-fold of native IL-10 " THOR-1003 is ~4-fold less potent than THOR-1009, as observed with mouse splenocytes Human LRS Native IL-15 THOR-1003 THOR-1009 2500 CD8+ T Cells 800 NK Cells 2000 600 pSTAT3 1500 pSTAT3 400 of 1000 of MFI MFI 500 200 0 0 10-1 100 101 102 103 104 105 106 107 108 10-1 100 101 102 103 104 105 106 107 108 pg/mL pg/mL 300 B Cells pSTAT3 250 200 of MFI 150 100 10-1 100 101 102 103 104 105 106 107 108 pg/mL EC50 (ng/mL) IL-10 THOR-1003 THOR-1009 Human LRS CD8+ T 28.0 401 89.7 NK 30.3 371 93.2 B cells 23.7 145 49.9 Orthogonal In Vitro Cell Assay Confirms Potency of THOR-1009 Variant IL-10 IL-10 drives R1/2 dimer formation " Pegylated variants tested via PathHunter" eXpress IL-10 R1/R2 dimerization assay IL-10R1 IL-10R2 (Eurofins/DiscoverX) " THOR-1009 shows ~15-fold decrease in EC50 relative to IL-10 standard https://www.discoverx.com/products-applications/cell-based-assays-for-biologics/interleukin-bioassays IL-10 Standard THOR-1009 100 100 (%) 75 75 (%) Activity 50 Activity 50 25 25 0 0 0.0001 0.001 0.01 0.10 1 0.001 0.01 0.10 1 10 uM uM Compound EC50 (uM) IL-10 0.0139 THOR-1009 0.2123

RESULTS

THOR-1009 Enhances CMV-specific CD8+ Memory T Cell Responses

- Based on initial screens, THOR-1009 was selected for advance ex vivo profiling
- CMV-specific recognition by TCR induces upregulation of PD-1 and IFNγ release
- Human CD8+ T cells were sorted and expanded by co-culturing with antigen presenting cells from the same donor, in the presence or absence of CMV peptide, at different concentrations of THOR-1009 or IL-10 control

CMV Peptide Presentation Assay

Isolate CD8+ T cells from PBMCs

↓

CMV-peptide pulse non-CD8 T cell fraction

↓

Co-culture CD8+ T cells with +/- CMV peptide pulsed non-CD8s, +/- THOR-1009 or IL-10

↓

Measure CMV Tetramer positive T cell response by flow cytometry

THOR-1009 Increases IFNγ Release Upon Antigen-specific TCR Activation


IL-10/peptide
THOR-1009/peptide
IFN Gamma (%)
10
8
6
4
2
0
0 10 100 1000 0 10 100 1000
ng/mL
IL-10/no peptide
THOR-1009/no peptide
0 1000 0 1000

THOR-1009 and IL-10 Increase PD-1 Expression Independent of TCR Activation


IL-10/peptide
THOR-1009/peptide
IL-10/no peptide
THOR-1009/no peptide
PD1 Positive (%)
100
80
60
40
20
0
0 10 100 1000 0 10 100 1000
ng/mL
0 1000 0 1000

CONCLUSIONS

- IL-10 is known to induce antigen-specific immunity: CD8+ T cell expansion and increased cytotoxicity. It also reduces inflammatory cytokine responses that contribute to a suppressive tumor microenvironment
- We have employed our Expanded Genetic Alphabet platform to pegylate IL-10 at a specific site away from the receptor interface. By employing orthogonal covalent click chemistry for highly efficient bioconjugation, we enabled production of stable, homogeneous dipegylated IL-10 Synthorin homodimers
- Pegylated IL-10 Synthorin variants were designed for half-life extension with minimal interference of receptor engagement. Initial hits identified employing an MC/9 cell proliferation screening assay were confirmed employing additional cell-based orthogonal readouts for IL-10R1/2 assembly and induction of pSTAT3 in mouse and human primary cells. Our screening results underscore the importance of site-specific pegylation for cytokine activity. THOR-1009 stood out as the most active hit from those screened
- THOR-1009 enhanced IFNγ expression in an ex vivo CMV-specific CD8+ T memory cell assay more efficaciously than IL-10 control protein
- THOR-1009 will next be evaluated in vivo, in PK/PD and efficacy studies